Exhibit 99.2
                         FORM 4 JOINT FILER INFORMATION

          (Attachment to Form 4 in accordance with instruction 4(b)(v))

Check this box if no longer subject to
  Section 16:                             [ ]

Name and Address:                         Standard General Master Fund L.P.
                                          Walkers SPV Limited, Walker House
                                          Mary Street, George Town
                                          Grand Cayman, Cayman Islands KY1-1002

Issuer and Ticker Symbol:                 Penn Octane Corporation (POCC)

Date of Earliest Transaction:             4/29/08

Relationship to Issuer:                   10% Owner

Designated Filer:                         Standard General L.P.

TABLE I INFORMATION
Title of Security:                        Common Stock
Transaction Date:                         4/29/08
Transaction Code:                         P
Securities Acquired:                      59,000
Acquired or Disposed:                     A
Price:                                    $1.8697
Ownership Form:                           D
Amount Beneficially Owned After
  Transaction:                            3,341,418
Nature of Indirect Beneficial
  Ownership:

Title of Security:                        Common Stock
Transaction Date:                         4/30/08
Transaction Code:                         P
Securities Acquired:                      5,500
Acquired or Disposed:                     A
Price:                                    $1.9382
Ownership Form:                           D
Amount Beneficially Owned After
  Transaction:                            3,346,918
Nature of Indirect Beneficial
  Ownership:

Signature:                                STANDARD GENERAL MASTER FUND L.P.


                                          By: /s/ Scott Cohen
                                              ----------------------------------
                                              Name:   Scott Cohen
                                              Title:  Attorney-in-Fact